    As filed with the Securities and Exchange Commission on April 29, 1998

                           SCHEDULE 14A INFORMATION

                 Proxy Statement Pursuant to Section 14(a) of
             the Securities Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14a-6(e)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                               FILM ROMAN, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------

     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------

     (3) Filing Party:

     -------------------------------------------------------------------------

     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                FILM ROMAN, INC.
                            12020 CHANDLER BOULEVARD
                           North Hollywood, CA 91607

                                 April 29, 1998

To Our Stockholders:

     You are cordially invited to attend the Film Roman, Inc. Annual Meeting of Stockholders (the "Annual Meeting") which will be held on Tuesday, June 16, 1998, at 10:30 a.m., Pacific time, at the Sheraton Universal Hotel, 333 Universal Terrace Parkway, Universal City, California 91608. All stockholders of record as of Monday, April 20, 1998 are entitled to vote at the Annual Meeting.

     The Annual Meeting will be held to: (a) elect two Class II directors to serve until the 2001 annual meeting of stockholders or until their successors are elected and have qualified; (b) approve the Company's 1996 Stock Option Plan, including an amendment (i) increasing the number of shares of Common Stock that may be issued or sold under the Stock Option Plan from 1,227,695 to 1,750,000 shares (no more than 325,000 of which may be issued or sold to non-employee directors) and (ii) increasing the maximum number of shares of Common Stock with respect to which options may be granted to any single participant under the Stock Option Plan during any calendar year from 400,000 to 700,000 shares (as amended, the "Stock Option Plan"); (c) ratify the appointment of independent auditors for the fiscal year ending December 31, 1998; and (d) transact such other business, if any, as may properly be brought before the Annual Meeting or any adjournments or postponements thereof.

     We appreciate your continued confidence in the Company and hope you will attend the Annual Meeting in person.

     Whether or not you expect to attend the Annual Meeting, please complete, sign, date and return the enclosed proxy card promptly to ensure that your shares will be represented at the Annual Meeting. If you attend the Annual Meeting, you may vote in person even if you have sent in your proxy card.

                              Sincerely,

                              Phil Roman
                              Chairman

                               FILM ROMAN, INC.
                           12020 CHANDLER BOULEVARD
                           North Hollywood, CA 91607

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 16, 1998

     The Annual Meeting of Stockholders of Film Roman, Inc. (the "Company") will be held at the Sheraton Universal Hotel, 333 Universal Terrace Parkway, Universal City, California, 91608 on Tuesday, June 16, 1998, at 10:30 a.m., Pacific time, for the following purposes:

     1. To elect two Class II directors to serve until the 2001 annual meeting of stockholders or until their successors are elected and have qualified; and

     2.  To approve the Company's 1996 Stock Option Plan, including an amendment
(i) increasing the number of shares of Common Stock that may be issued or sold under the Stock Option Plan from 1,227,695 to 1,750,000 shares (no more than 325,000 of which may be issued or sold to non-employee directors) and (ii) increasing the maximum number of shares of Common Stock with respect to which options may be granted to any single participant under the Stock Option Plan during any calendar year from 400,000 to 700,000 shares;

     3. To ratify the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1998; and

     4. To transact such other business, if any, as may properly be brought before the Annual Meeting or any adjournments or postponements thereof.

     Stockholders of record at the close of business on Monday, April 20, 1998 are entitled to notice of, and to vote at, the Annual Meeting. The list of stockholders will be available for examination for the ten days prior to the Annual Meeting at Film Roman, Inc., 12020 Chandler Boulevard, Suite 200, North Hollywood, California 91607.

     All stockholders are cordially invited to attend the Annual Meeting.

     PLEASE COMPLETE THE ACCOMPANYING PROXY AND RETURN IT IN THE ENCLOSED ADDRESSED ENVELOPE.

                              By Order of the Board of Directors

                              Dixon Q. Dern
                              Secretary

North Hollywood, California
April 29, 1998

                                FILM ROMAN, INC.
                              ____________________

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 16, 1998

     This Proxy Statement is furnished to stockholders of Film Roman, Inc. ("Film Roman" or the "Company") in connection with the solicitation of proxies in the form enclosed herewith for use at the Annual Meeting of Stockholders to be held on Tuesday, June 16, 1998 (the "Annual Meeting") at 10:30 a.m., Pacific time, for the purposes of: (1) electing two Class II directors to serve until the 2001 annual meeting of stockholders or until their successors are elected and have qualified; (2) approving the Company's 1996 Stock Option Plan, including an amendment (i) increasing the number of shares of Common Stock that may be issued or sold under the Stock Option Plan from 1,227,695 to 1,750,000 shares (no more than 325,000 of which may be issued or sold to non-employee directors) and (ii) increasing the maximum number of shares of Common Stock with respect to which options may be granted to any single participant under the Stock Option Plan during any calendar year from 400,000 to 700,000 shares; (3) ratifying the appointment of Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1998; and (4) transacting such other business, if any, as may properly be brought before the Annual Meeting or any adjournments or postponements thereof. A copy of the Company's 1997 Annual Report to Stockholders and this Proxy Statement and accompanying proxy card will be first mailed to stockholders on or about May 4, 1998.

     This solicitation is made on behalf of the Board of Directors of the Company (the "Board"). Costs of solicitation will be borne by the Company. Directors, officers and employees of the Company may also solicit proxies by telephone, telegraph, fax or personal interview. The Company will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to stockholders. The Company has retained American Stock Transfer & Trust Company to assist in the solicitation of proxies with respect to shares of Common Stock held of record by brokers, nominees and institutions. The estimated cost of the services of American Stock Transfer & Trust Company is $3,000, plus expenses.

     The Company's principal executive offices are located at 12020 Chandler Boulevard, Suite 200, North Hollywood, California 91607, and its telephone number is (818) 761-2544.

SHARES ENTITLED TO VOTE AND REQUIRED VOTE

     The outstanding Common Stock, $.01 par value, of the Company ("Common Stock") constitutes the only class of securities of the Company entitled to vote at the Annual Meeting. Stockholders of record of the Common Stock at the close of business on April 20, 1998 are entitled to notice of, and to vote at, the Annual Meeting. At that date, 8,522,190 shares of Common Stock were outstanding. The presence at the Annual Meeting, in person or by proxy, of a majority of the shares of the Common Stock issued and outstanding on April 20, 1998, will constitute a quorum. Each share of Common Stock is entitled to one vote.

VOTING PROCEDURES

     A proxy card is enclosed for your use. You are solicited on behalf of the Board of Directors to sign, date and return the proxy card in the accompanying envelope, which is postage prepaid if mailed in the United States.

     You have choices on each of the matters to be voted upon at the Annual Meeting. Concerning the election of the Class II directors, by checking the appropriate box on your proxy card you may: (a) vote for both such director nominees; or (b) withhold authority to vote for one or both director nominees. Concerning the approval of the Stock Option Plan, as amended, you may: (a) vote for the Stock Option Plan, as amended; (b) vote against the Stock Option Plan, as amended; or (c) abstain from voting. Concerning the ratification of the selection of Ernst & Young LLP as the Company's independent auditors you may:
(a) vote for such ratification; (b) vote against such ratification; or (c) abstain from such ratification.

     Unless contrary instructions are indicated on the proxy, all shares represented by valid proxies received pursuant to this solicitation (and not revoked before they are voted) will be voted at the Annual Meeting FOR (i) the election of the Class II director nominees to the Board listed herein (ii) the approval of the Stock Option Plan, as amended, and (iii) ratification of the selection of Ernst & Young LLP as the Company's independent auditors. With respect to any other business which may properly come before the Annual Meeting and be submitted to a vote of stockholders, proxies received by the Board of Directors will be voted in accordance with the best judgment of the designated proxy holders.

     Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the Annual Meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. The Class II director nominees shall be elected by a plurality of the votes of the shares present or represented by proxy at the Annual Meeting and entitled to vote on the election of directors.

     Stockholders may vote by either completing and returning the enclosed proxy card prior to the Annual Meeting, voting in person at the Annual Meeting, or submitting a signed proxy card at the Annual Meeting.

     YOUR VOTE IS IMPORTANT. ACCORDINGLY, YOU ARE URGED TO SIGN AND RETURN THE ACCOMPANYING PROXY CARD WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING.

     You may revoke your proxy at any time before it is actually voted at the Annual Meeting by delivering written notice of revocation to the Secretary of the Company at 12020 Chandler Boulevard, Suite 200, North Hollywood, California 91607, by submitting a later dated proxy, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not, by itself, constitute revocation of the proxy. You may also be represented by another person present at the Annual Meeting by executing a form of proxy designating such person to act on your behalf. Shares may only be voted by or on behalf of the record holder of such shares as indicated in the Company's stock transfer records.

     Votes cast at the Annual Meeting will be tabulated by the persons appointed by the Company to act as inspectors of election for the Annual Meeting.

                                PROPOSAL NO. 1:
                   ELECTION OF NOMINEES TO BOARD OF DIRECTORS

GENERAL INFORMATION

     The Bylaws of the Company, as amended to date (the "Bylaws"), provide that the Board shall consist of between six and nine members, with the number to be set by resolution of the Board. On April 14, 1998, pursuant to a resolution of the Board, the number of directors increased from six to seven, and Mr. Daniel
D. Villanueva was appointed as a new member of the Board. In accordance with the provisions of Article VIII of the Company's Certificate of Incorporation (the "Charter") and Article III of the Bylaws, Mr. Villanueva will serve as a Class III director.

     The Board is divided into three classes serving staggered terms of three years each. Pursuant to the Company's Charter and Bylaws, the term of office of one class of directors expires each year and at each annual meeting the successors of the class whose term is expiring in that year are elected to hold office for a term of three years or until their successors are elected and have qualified. The current terms of the two Class II directors expire at the Annual Meeting, the three Class III directors expire at the annual meeting of stockholders in 1999 and the two Class I directors expire at the annual meeting of stockholders in 2000. The Board has nominated Dr. Dennis Draper and Mr. Peter Mainstain for election as continuing Class II directors.

     Each nominee for director has indicated his willingness to serve if elected. Proxies received by the Board will be voted for the nominees. Although the Board does not anticipate that any nominee will be unavailable for election, in the event of such occurrence the proxies will be voted for such substitute, if any, as the Board may designate.

     In the absence of instructions to the contrary, votes will be cast for the election of Dr. Draper and Mr. Mainstain as directors pursuant to the proxies solicited hereby. In the event any nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxy will be voted for any substitute nominee selected by the current Board. However, the proxy cannot be voted for a greater number of persons than the number of nominees designated by the Board.

     Under the Company's Bylaws and the Delaware General Corporation Law (the "DGCL"), nominations of persons for election to the Board, other than those made by or at the direction of the Board, may be made at the Annual Meeting only if pursuant to a timely notice delivered or mailed to the Secretary of the Company. To be timely, a stockholder's notice must be delivered to the secretary at the Company's principal executive offices not less than the close of business on the 120th calendar day in advance of the date the Company's proxy statement was released to security holders in connection with the previous year's annual meeting; provided, however, that if no annual meeting was held in the previous year a proposal shall be received by the Company a reasonable time before the solicitation is made. A notice of nomination must set forth certain information as required under the Company's Bylaws and the DGCL.

NOMINEES FOR ELECTION AS DIRECTOR

                                                    PRESENT POSITION HELD              DIRECTOR
       NOMINEE FOR DIRECTOR             AGE           WITH THE COMPANY                   SINCE
       --------------------             ---         ---------------------              ---------
       Dennis W. Draper (1)             49            Class II Director                  1995
       Peter Mainstain (2)              49            Class II Director                  1995

_______________
(1)Member of Compensation Committee.
(2)Member of the Audit Committee.

     The principal occupations and positions for the past five years, and in certain cases prior years, of the director nominees named above are as follows:

     Dennis W. Draper: Dr. Draper has been a Director of Film Roman since August 1995 and has been an Associate Professor of Finance at the University of Southern California's School of Business since 1977. Dr. Draper serves as trustee of the First Choice Funds.

     Peter Mainstain: Mr. Mainstain has been a Director of Film Roman since August 1995 and has been a partner of Tanner, Mainstain & Hoffer, an accountancy corporation, since 1976.

DIRECTORS CONTINUING IN OFFICE


                                                           DIRECTOR               PRESENT POSITION     TERM
NAME                                                        SINCE       AGE       WITH THE COMPANY    EXPIRES
----                                                       --------   --------   ------------------   -------
Phil Roman..............................................       1984     67       Class III Director    1999
Dixon Q. Dern...........................................       1995     69       Class III Director    1999
Daniel D. Villanueva (1)................................       1998     60       Class III Director    1999
David B. Pritchard......................................       1997     50       Class I Director      2000
Robert J. Cresci (2)....................................       1995     54       Class I Director      2000

_______________
(1)Member of Compensation Committee.
(2)Member of Audit Committee.

     The principal occupations and positions for the past five years, and in certain cases prior years, of the directors continuing in office who are named above are as follows:

     Phil Roman: Mr. Roman is Chairman of the Board of Directors. Mr. Roman was the Company's Chief Executive Officer since the Company was founded in 1984 until September 1997. Phil Roman began his animation career in 1955 at The Walt Disney Company as an assistant animator on Sleeping Beauty. Over the next 30 years, Mr. Roman worked at many of the major studios, including MGM Animation and Warner Bros. Cartoons, and was an animator on such productions as The Cat in the Hat, How the Grinch Stole Christmas, George of the Jungle, Popeye, Snoopy Come Home and Lord of the Rings. Mr. Roman also directed 13 Emmy-nominated Charlie Brown specials.

     Dixon Q. Dern: Mr. Dern has been a Director of Film Roman since August 1995. Mr. Dern has practiced entertainment law for over 40 years and currently owns and operates his own private practice which specializes in entertainment, copyright and communications law.

     Daniel D. Villanueva: Mr. Villanueva was appointed to the Board of Directors on April 14, 1998. From July 1994 to the present, Mr. Villanueva has been an officer, director and principal stockholder of the corporate general partner of Bastion Partners, in which is the general partner of Bastion Capital Fund, L.P. ("Bastion"), an investment fund. Since 1990, Mr. Villanueva also has been Chairman of Bastion Capital Corp., which manages the affairs of Bastion pursuant to a management agreement. Mr. Villanueva has over 25 years of experience as an executive in television, having served in various capacities at Univision Communications, Inc. or its predecessor from 1964 to 1990. Mr. Villanueva is a director of Renaissance Cosmetics, Inc., Telemundo Group, Inc. and is a trustee of Metropolitan West Group of mutual funds.

     David B. Pritchard: Mr. Pritchard joined the Company as President and Chief Executive Officer in September 1997. Prior to working at the Company, Mr. Pritchard served as HBO's Vice President of Corporate Affairs in New York.
After leaving HBO, he formed his own company, Popular Arts Entertainment. While there, he produced and developed numerous projects for A&E, HBO and Comedy Central, as well as providing entertainment news coverage for many different network shows. After selling Popular Arts Entertainment, Mr. Pritchard founded Little Fish Inc., where he developed and produced shows for Columbia, Tri Star, TNT and HBO.

     Robert Cresci: Mr. Cresci has been a Director of Film Roman since August 1995 and has been a Managing Director of Pecks Management Partners Ltd., an investment management firm, since September 1990. Mr. Cresci currently serves on the board of directors of Bridgeport Machines, Inc., EIS International, Inc., Sepracor, Inc., Arcadia Financial, Ltd., Hitox, Inc., Garnet Resources Corporation, HarCor Energy, Inc., Meris Laboratories, Inc., Educational Medical, Inc., Source Media, Inc., Castle Dental Centers, Inc., Candlewood Hotel Co., Inc., and SeraCare, Inc.

COMPENSATION OF DIRECTORS

     Directors receive $6,000 per year as compensation for serving on the Board of Directors, $500 for attendance at each meeting of the Board of Directors and $250 for attendance at each meeting of a committee of the Board of Directors.

BOARD OF DIRECTORS AND COMMITTEE MEETINGS

     Board of Directors. The Board of Directors held three meetings during 1997. During that period, no incumbent director attended fewer than 75% of the total number of meetings of the Board and of the committees of the Board on which such director served.

     Audit Committee. The Audit Committee of the Board is presently comprised of Messrs. Cresci and Mainstain. Mr. Cresci chairs the Audit Committee. As directed by the Board, the functions of the Audit Committee include reviewing, monitoring and making recommendations to the Board with respect to: (a) the policies and procedures of the Company and management in maintaining the Company's books and records and furnishing necessary information to the Company's independent auditors, (b) the adequacy and implementation of the Company's internal controls, (c) the adequacy and competency of the accounting related personnel, (d) the audit reports submitted by the independent auditors and taking such action in respect of such reports as the Audit Committee deems appropriate and (e) annually recommending to the Board for appointment by the Board independent auditors as auditors of the books, records and accounts of the Company. During the fiscal year ended December 31, 1997, the Audit Committee held one meeting.

     Compensation Committee. The Compensation Committee of the Board of Directors is presently comprised of Dr. Draper and Mr. Villanueva. Dr. Draper chairs the Compensation Committee. Mr. Dern served on the Compensation Committee through April 13, 1998. As directed by the Board of Directors, the functions of the Compensation Committee include ensuring that the officers and management personnel of the Company are compensated in terms of salaries, supplemental compensation and benefits which are internally equitable and externally competitive, and administering the Stock Option Plan. During the fiscal year ended December 31, 1997, the Compensation Committee held one meeting.

                       THE BOARD OF DIRECTORS RECOMMENDS
                            A VOTE FOR THE DIRECTORS
                          NOMINATED IN PROPOSAL NO. 1.

                                PROPOSAL NO. 2:
               APPROVAL OF THE 1996 STOCK OPTION PLAN, AS AMENDED

GENERAL

     The 1996 Stock Option Plan of Film Roman, Inc. was adopted by the Board and approved by the sole stockholder in September 1996. In April 1998, the Board approved an amendment to the Stock Option Plan to: (i) increase the number of shares of Common Stock that may be issued or sold under the Stock Option Plan from 1,227,695 to 1,750,000 shares (no more than 325,000 of which may be issued or sold to non-employee directors) and (ii) increase the maximum number of shares of Common Stock with respect to which options may be granted to any single participant under the Stock Option Plan during any calendar year from 400,000 to 700,000 shares. Pursuant to the Stock Option Plan, in order for such amendment to be effective, it must be approved by the Company's stockholders. Additionally, in order for any options granted under the Stock Option Plan to not be considered compensation pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), the Company's stockholders must approve the Stock Option Plan, as amended.

     Under the Stock Option Plan, as currently in effect, not more than 1,227,695 shares of Common Stock are authorized for issuance upon the exercise of options, and there is no limit on the number of shares of Common Stock that may be issued upon the exercise of options granted to non-employee directors.
As of April 27, 1998, options for the purchase of 1,080,784 shares of Common Stock had been granted under the Stock Option Plan (of which options for the purchase of 75,000 shares were granted to non-employee directors). The Board believes that in order to continue to provide an incentive to secure and retain key employees of outstanding ability and to provide added incentives to those employees responsible for the success of the Company, additional shares should be made available under the Stock Option Plan. As of April 27, 1998, options for the purchase of 146,911 shares of Common Stock remained available for future grants under the Stock Option Plan. In order to continue the Company's goal of using options as incentives to secure and retain key employees of outstanding ability, the Board has approved an amendment to the Stock Option Plan that would increase by 522,305 the number of shares of Common Stock approved for issuance under the Stock Option Plan and would limit the number of shares of Common Stock that can be issued upon the exercise of options granted to non-employee directors to 325,000.

     The Stock Option Plan currently requires the Board to solicit stockholder approval prior to it or the Compensation Committee increasing the number of shares of Common Stock that may be issued or sold under the Stock Option Plan. The Board believes that it is in the best interests of the Company and the Company's stockholders to increase the number of shares of Common Stock that may be issued or sold under the Stock Option Plan, to limit the number of shares of Common Stock issuable upon the exercise of options granted to non-employee directors and to increase the maximum number of shares of Common Stock with respect to which options may be granted to any single participant under the Stock Option Plan during any calendar year.

     As of April 24, 1998, the last reported sales price of the Common Stock on the Nasdaq National Market was $1.50.

DESCRIPTION OF THE STOCK OPTION PLAN

     The principal features of the Stock Option Plan are summarized below, but the summary is qualified in its entirety by reference to the Stock Option Plan. The Stock Option Plan (excluding the amendment thereto described in this Proposal No. 2) is filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 1997 which is incorporated herein by reference.

     Administration of the Stock Option Plan. The Stock Option Plan is administered by the Board or the Compensation Committee (to the extent the Board delegates to the Compensation Committee the authority to administer the Stock Option Plan). In the event the Compensation Committee is administering the Stock Option Plan, no person is eligible to serve on the Compensation Committee unless such person is then a "disinterested person" within the meaning of paragraph (c)(2) of Rule 16b-3 and an "outside director" within the meaning of
Section 162(m)(4)(C)(ii) of the Code. The Compensation Committee has complete discretion to determine which eligible individuals are to receive option grants, the number of shares subject to each such grant, the status of any granted option as either an incentive option or a non-qualified stock option under the Federal tax laws, the exercise schedule to be in effect for the option grant and the maximum term for which any granted option is to remain outstanding.

     Because Mr. Dern and Dr. Draper were not considered "outside directors," for the year ended December 31, 1997, the Compensation Committee served in an advisory capacity and the actions of the Compensation Committee with respect to the administration of the Stock Option Plan were authorized by the full Board. Because Dr. Draper no longer provides financial consulting services to the Company in 1998, he qualifies as an "outside director" under the Code. In addition, at the Board meeting on April 14, 1998, Mr. Dern resigned from the Compensation Committee and the Board appointed Mr. Villanueva to the Compensation Committee. As a result, both members of the Compensation Committee now qualify as "outside directors" under the Code. Accordingly, the Board presently intends to delegate the administration of the Stock Option Plan with respect to options to be granted to employees and consultants to the Compensation Committee. The Board will, however, retain administration of the Stock Option Plan with respect to options to be granted to non-employee directors.

     Eligibility. All regular salaried employees of the Company may, at the discretion of the Compensation Committee, be granted incentive and non-qualified stock options to purchase shares of Common Stock at an exercise price of not less than 100% of the fair market value of such shares on the grant date. Directors of the Company, consultants and other persons who are not regular salaried employees of the Company are not eligible to receive incentive stock options, but are eligible to receive non-qualified stock options.

     Purchase Price of Shares Subject to Options. The price of the shares of Common Stock subject to each option shall be set by the Committee; provided, however, that the price per share of an option shall be not less than 100% of the fair market value of such shares on the date such option is granted; provided, further, that, in the case of an incentive stock option, the price per share shall not be less than 110% of the fair market value of such shares on the date such option is granted in the case of an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company, an subsidiary or any parent corporation ("greater than 10% stockholders").

     Non-Assignability. Options may be transferred only by will or by the laws of descent and distribution. During a participant's lifetime, options are exercisable only by the participant.

     Terms and Exercisability of Options. Unless otherwise determined by the Board or the Compensation Committee, all options granted under the Stock Option Plan are subject to the following conditions: (i) options exercisable in installments, on a cumulative basis, at the rate of 20% each year beginning on the first anniversary of the date of the grant of the option, until the options expire or are terminated, and (ii) following an optionee's termination of employment, the Company has the right to repurchase any outstanding vested options or any shares of Common Stock issued to an optionee upon exercise of an option by notifying the optionee of the Company's decision to so purchase the shares or options within 60 days of such termination of employment. The purchase price for the shares of

Common Stock is the difference between the fair market value of the shares of Common Stock at the date of notification and the exercise price of such options.

     Options are not assignable or transferable by the optionee except by will or the laws of inheritance following the optionee's death. The optionee has no stockholder rights with respect to the shares subject to his or her outstanding options until such options are exercised and the purchase price is paid for the shares.

     To the extent that the aggregate fair market value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an optionee during any calendar year (under the Stock Option Plan and all other incentive stock option plans of the Company, any subsidiary and any parent corporation) exceeds $100,000, such options shall be taxed as non-qualified stock options. The rule set forth in the preceding sentence shall be applied by taking options into account in the order in which they were granted. For this purpose, the fair market value of stock shall be determined as of the time that the option with respect to such stock is granted.

     Options are exercisable in whole or in part by written notice to the Company, specifying the number of shares being purchased and accompanied by payment of the purchase price for such shares. The option price may be paid:
(i) in cash or by certified cashier's check payable to the order of the Company,
(ii) by cancellation of indebtedness owed by the Company to the optionee, (iii) by delivery of shares of Common Stock of the Company already owned by, and in the possession of the optionee, (iv) if authorized by the Board or the Committee or if specified in the option agreement for the option being exercised, by a recourse promissory note made by the optionee in favor of the Company or through installment payments to the Company, or (v) in such other manner as the Board or the Committee may specify in order to facilitate the exercise of options by the holders thereof, including but not limited to a guarantee by the Company of a third party loan to the optionee.

     On the date the option price is to be paid, the optionee (or his or her successor) must make full payment to the Company of all amounts that must be withheld by the Company for federal, state or local tax purposes.

     Termination of Employment; Death or Permanent Disability. If a holder of an option ceases to be employed by the Company for any reason other than for cause or the optionee's death or permanent disability, such optionee's stock option shall expire three months after the date of such cessation of employment unless by its terms it expires sooner; provided, however, that during such period after cessation of employment, such stock option may be exercised only to the extent it was exercisable according to such option's terms on the date of cessation of employment. If an optionee dies or becomes permanently disabled while the optionee is employed by the Company, such optionee's option shall expire three months (or such other period as specified in such optionee's option agreement) after the date of such optionee's death or permanent disability unless by its terms it expires sooner. During such period after death, such stock option may, to the extent it remains unexercised upon the date of such death, be exercised by the person or persons to whom the optionee's rights under such stock option are transferred under the laws of descent and distribution.

     Acceleration of Exercisability. In the event the Company is acquired by merger, consolidation or asset sale, each outstanding option which is not to be assumed by the successor corporation or replaced with a comparable option to purchase shares of the capital stock of the successor corporation will, at the election of the Board (or if so provided in an option or other agreement with an optionee), automatically accelerate in full.

     Adjustments. In the event any change is made to the Common Stock issuable under the Stock Option Plan by reason of any recapitalization, stock dividend, stock split, combination of shares, exchange of shares or other change in corporate structure effected without the Company's receipt of consideration, appropriate adjustments will be made to (i) the maximum number and class of shares issuable under the Stock Option Plan and (ii) the number and/or class of shares and price per share in effect under each outstanding option.

     Amendments to the Stock Option Plan. The Board may at any time suspend or terminate the Stock Option Plan. The Board or Committee may also at any time amend or revise the terms of the Stock Option Plan, provided that no such amendment or revision shall, unless appropriate stockholder approval of such amendment or revision is obtained, (i) increase the maximum number of shares which may be acquired pursuant to options granted under the Stock Option Plan (except for adjustments as described in the foregoing paragraph), (ii) change the minimum purchase price required under the Stock Option Plan, (iii) increase the maximum term of options provided under the Stock Option Plan or (iv) change the classes of persons eligible to receive options under the Stock Option Plan.

     Termination. The Stock Option Plan will terminate on July 1, 2006, unless sooner terminated by the Board.

SECURITIES LAWS AND FEDERAL INCOME TAXES

     SECURITIES LAWS. The Stock Option Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), and any and all regulations and rules promulgated by the Securities and Exchange Commission (the "Commission") thereunder, including without limitation Rule 16b-3. The Stock Option Plan will be administered, and options will be granted and may be exercised, only in such a manner as to conform to such laws, rules and regulations. To the extent permitted by applicable law, the Stock Option Plan and options granted thereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

     GENERAL FEDERAL TAX CONSEQUENCES. The following summary of the material federal income tax consequences to the Company is based on current law, is for general information only and is not tax advice.

     Section 162(m) Limitation.  Subject to a limited number of exceptions,
Section 162(m) of the Code ("Section 162(m)") denies a deduction to a publicly held corporation for payments of remuneration to certain employees to the extent the employee's remuneration for the taxable year exceeds $1,000,000. For this purpose, remuneration attributable to stock options is included within the $1,000,000 limitation. However, to the extent that the remuneration is payable solely on account of the attainment of one or more performance goals and certain other procedural requirements are met, then such remuneration is not subject to the $1,000,000 limitation.

     The Company has attempted to structure the Stock Option Plan in such a manner that the remuneration attributable to the stock options will not be subject to the $1,000,000 limitation. The Company has not, however, requested a ruling from the Internal Revenue Service or an opinion of counsel regarding this issue.

     Non-Qualified Stock Options.  Subject to the limitations set forth in
Section 162(m) and discussed above, the Company is entitled to deduct from its taxable income the amount that the participant is required to include in ordinary income at the time of such inclusion.

     Qualified Stock Options. The Company is not entitled to any deduction on account of the grant of the incentive stock options or the participant's exercise of the option to acquire Common Stock. However, in the event of a subsequent disqualifying disposition of such shares under circumstances resulting in taxable compensation to the participant, subject to the limitations set forth in Code Section 162(m) and discussed above, the Company is entitled to a tax deduction equal to the amount treated as taxable compensation to the participant.

STOCKHOLDER APPROVAL

     Stockholder approval of the Stock Option Plan, as amended, is required (i) under Section 162(m) to have the Stock Option Plan, as amended, qualify as an incentive compensation plan, and (ii) under the rules of the Nasdaq National Market for listing the shares of Common Stock reserved under the Stock Option Plan, as amended. Approval of Proposal 2 requires the affirmative vote of the holders of a majority of the Company's outstanding shares of Common Stock represented at and entitled to vote at the meeting.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
              APPROVAL OF THE 1996 STOCK OPTION PLAN, AS AMENDED,
                          AS SET FORTH IN PROPOSAL 2.

                                PROPOSAL NO. 3:
                      RATIFICATION OF INDEPENDENT AUDITORS

     The Board of Directors, upon recommendation of the Audit Committee, has appointed Ernst & Young LLP as the Company's independent auditors for the fiscal year ending December 31, 1998. Ernst & Young LLP has been the Company's independent auditors since 1994. A representative of Ernst & Young LLP will be present at the Annual Meeting and will be given an opportunity to make a statement and answer questions. This appointment is being submitted for ratification at the Annual Meeting. If the appointment is not ratified, the appointment will be reconsidered by the Board of Directors, although the Board of Directors will not be required to appoint different independent auditors for the Company.

                THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE
                   RATIFICATION OF THE APPOINTMENT OF ERNST &
                     YOUNG LLP AS THE COMPANY'S INDEPENDENT
                          AUDITORS FOR THE FISCAL YEAR
                        ENDING DECEMBER 31, 1998 AS SET
                            FORTH IN PROPOSAL NO. 3.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     Set forth in the following table is the beneficial ownership of the Company's Common Stock as of April 20, 1998, for (1) each person known by the Company to own beneficially 5% or more of the Company's Common Stock, (2) each person who is currently a director of the Company, (3) each of the Named Executive Officers (as defined on page 15), and (4) all current directors and executive officers of the Company, as a group.


                                                                          BENEFICIAL OWNERSHIP (1)
                                                                    ----------------------------------
                                                                    NUMBER OF
NAME                                                                 SHARES                    PERCENT
----                                                                ---------                  -------
BCI Growth III, L.P. (2).............................               1,033,969                   12.1%
Pecks Management Partners Ltd.(3)....................               1,063,993                   12.5
Phil Roman (4) (5)...................................               3,130,050                   36.7
David Pritchard (5)..................................                      --                     --
Jon F. Vein (5)(6)...................................                  25,500                    *
Gregory Arsenault (5) (7)............................                  18,500                    *
Jacqueline Blum (5) (8)..............................                  17,500                    *
Robert J. Cresci (9).................................               1,063,993                   12.5
Dixon Q. Dern (10)...................................                  10,100                    *
Dennis W. Draper (11)................................                  10,000                    *
Peter Mainstain (12).................................                  12,500                    *
Daniel D. Villanueva (13)............................                  13,000                    *
All directors and executive officers as a
  Group (10 persons) (9).............................               4,301,143                   50.5

_________________
*Less than 1%.

(1) Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options which are currently exercisable, or will become exercisable within 60 days of April 20, 1998, are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity. Except as indicated by footnote, and subject to the community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.
(2) Based on Schedule 13G filed on February 12, 1997 by Teaneck Associates L.P., Teaneck Associates L.P., is the sole general partner of BCI Growth III, L.P. BCI Advisors, Inc., the investment advisor to BCI Growth III, L.P., has sole investment and voting power with respect to the shares beneficially owned by BCI Growth III, L.P. The mailing address for BCI Growth III, L.P. is c/o BCI Advisors, Inc., Glenpointe Centre West, Teaneck, New Jersey, 07666. Teaneck Associates L.P. and BCI Advisors, Inc. disclaim beneficial ownership of such shares.



                                           Footnotes continued on following page

______________________________________
Footnotes continued from previous page


(3) Based on Schedule 13G filed on February 18, 1997 by Pecks Management Partners, Ltd. The Common Stock as to which this Schedule 13G relates are owned by three investment advisory clients of Pecks, which clients would receive dividends and the proceeds from the sale of such shares. One such client, Delaware State Employee's Retirement Fund, is known to have such
     interest with respect to more than 5% of the class.   Pecks Management
     Partners Ltd., as investment manager for these beneficial owners, has sole investment and voting power with respect to such shares. Mr. Cresci, a director of the Company, is a managing partner of Pecks Management Partners Ltd. The mailing address for Pecks Management Partners Ltd. is One Rockefeller Plaza, New York, New York 10020. Pecks Management Partners Ltd. disclaims beneficial ownership of such shares.
(4) Includes: (i) 50,000 shares of Common Stock which may be acquired upon exercise of employee stock options which will become exercisable within 60 days of April 20, 1998; and (ii) 1,300 shares of Common Stock held by Mr. Roman's spouse for which Mr. Roman disclaims beneficial ownership.
(5) The mailing address for such person is: c/o Film Roman, Inc., 12020 Chandler Boulevard, Suite 200, North Hollywood, California 91607.
(6) Includes 25,000 shares of Common Stock which may be acquired upon exercise of employee stock options which are currently exercisable.
(7) Represents 17,500 shares of Common Stock which may be acquired upon exercise of employee stock options which are currently exercisable.
(8) Includes 17,500 shares of Common Stock which may be acquired upon exercise of employee stock options which are currently exercisable. Ms. Blum resigned from her position with the Company effective April 1, 1998.
(9) Represents 1,063,993 shares held by pension trusts and a pension fund which are managed by Pecks Management Partners Ltd. and for which Mr. Cresci disclaims any beneficial ownership. The mailing address for Mr. Cresci is c/o Pecks Management Partners Ltd., One Rockefeller Plaza, New York, New York 10020.
(10) Includes 10,000 shares of Common Stock which may be acquired upon exercise of stock options which are currently exercisable. The mailing address for Mr. Dern is 1901 Avenue of the Stars, Suite 400, Los Angeles, California 90067.
(11) Represents 10,000 shares of Common Stock which may be acquired upon exercise of stock options which are currently exercisable. The mailing address for Dr. Draper is c/o The University of Southern California Business School, University Park, Los Angeles, California.
(12) Includes 10,000 shares of Common Stock which may be acquired upon exercise of stock options which are currently exercisable. The mailing address for Mr. Mainstain is c/o Tanner, Mainstain & Hoffer, 10866 Wilshire Boulevard, 10th Floor, Los Angeles, California 90024.
(13) The mailing address for Mr. Villanueva is c/o Bastion Capital Corporation, 1999 Avenue of the Stars, Suite 2960, Los Angeles, CA 90067.

                             EXECUTIVE COMPENSATION

     The following table provides for the periods shown certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and each of the four highest paid executive officers of the Company (collectively, the "Named Executive Officers").

SUMMARY COMPENSATION TABLE

                                                                                                        LONG-TERM
                                                                                                       COMPENSATION
                                                  ANNNUAL COMPENSATION                                    AWARDS
                                            ---------------------------------                       -----------------
                                                                                 OTHER ANNUAL           SHARES
NAME AND                                    FISCAL                               COMPENSATION         UNDERLYING
PRINCIPAL POSITION                           YEAR     SALARY ($)    BONUS ($)       ($)(1)            OPTIONS (#)(2)
------------------                          ------   ------------  ----------    -------------      -----------------
Phil Roman........................           1997    $325,000(1)   $     --       $     --                 --
 Chairman                                    1996     331,250            --         57,851            125,000
                                             1995     306,500            --         41,974                 --

David Pritchard...................           1997    $ 86,539(3)   $     --       $     --             388,023
 President and
 Chief Executive Officer

Jon F. Vein.......................           1997    $218,861      $     --       $     --                 --
 Senior Vice President                       1996     158,424            --             --             62,500
                                             1995     128,800(4)         --             --                 --

Gregory Arsenault.................           1997    $174,420      $     --       $     --                 --
 Senior Vice President-Finance               1996     159,110            --             --             43,750
 and Administration                          1995     144,160            --             --                 --

Jacqueline Blum...................           1997    $163,962(5)    $10,000       $     --                 --
 Former Senior Vice President                1996     149,519        10,000             --             43,750
 -Worldwide Licensing                        1995     123,962            --             --                 --
 and Marketing

__________________
(1) Each individual in the table for each year, other than Mr. Roman for 1995 and 1996, received annually (i) a contribution pursuant to the Company's 401(k) profit sharing plan amounting to less than $2,100 and (ii) perquisites and other personal benefits, securities or property aggregating less than $50,000 or 10% of the total annual salary and bonus reported for such individual. On behalf of Mr. Roman, the Company contributed (i) $2,375, and $2,310 to the Company's 401(k) profit sharing plan in 1996 and 1995, respectively; (ii) $10,088 and $28,358 in automobile insurance, service and lease payments in 1996 and 1995, respectively, (iii) $26,500 in life insurance premiums for 1996, and (iv) payments for personal travel and accounting services which accounted for the remainder of Mr. Roman's other annual compensation.
(2) The securities underlying the options are shares of Common Stock. For a description of the terms pertaining to such options and other information relating thereto, see "--Proposal No. 2: Approval of 1996 Stock Option Plan, as Amended" and "--Employment Agreements."
(3) Mr. Pritchard began employment with the Company in September 1997 and his annual base salary for his first year of employment is $300,000.




                                           Footnotes continued on following page

______________________________________
Footnotes continued from previous page


(4) Mr. Vein began employment with the Company in February 1995 and his annual base salary for his first year of employment was $145,600.
(5) Ms. Blum received a $10,000 signing bonuses in 1996 following the negotiation of her new employment agreement in December 1995. Ms. Blum resigned from her position with the Company effective April 1, 1998.

     During the periods indicated above, none of the individuals listed above received any awards under any long-term incentive plan, and the Company does not have a pension plan.

401(k) PROFIT SHARING PLAN

     The Company has a defined contribution 401(k) Profit Sharing Plan which covers substantially all of its employees. The plan became effective on January 1, 1991 and was amended effective January 1, 1992. Under the terms of the plan, employees can elect to defer up to 15% of their wages, subject to certain Internal Revenue Service limitations, by making voluntary contributions to the plan. Additionally, the Company, at the discretion of management, can elect to match up to 100% of the voluntary contributions made by its employees. For the years ended December 31, 1995, 1996 and 1997, the Company contributed $93,081, $104,923 and $120,431, respectively, to the plan on behalf of its employees.

STOCK OPTION PLAN

     For a description of the Stock Option Plan, see "Proposal No. 2: Approval of 1996 Stock Option Plan, as Amended."

OPTION GRANTS DURING FISCAL YEAR ENDED DECEMBER 31, 1997

     The following table sets forth certain information regarding grants of stock options made to the Named Executive Officers during the fiscal year ended December 31, 1997, including information as to the potential realizable value of such options at assumed annual rates of stock price appreciation for the 10-year option terms.



                                                                                                            POTENTIAL REALIZABLE
                                                                                                              VALUE AT ASSUMED
                                                                                                               ANNUAL RATES OF
                                                                                                           STOCK PRICE APPRECIATION
                                                      INDIVIDUAL OPTION GRANT                                 FOR OPTION TERM (1)
                               -----------------------------------------------------------------------       ----------------------
                                NUMBER OF       PERCENT OF
                                 SHARES        TOTAL OPTIONS                  MARKET
                               UNDERLYING       GRANTED TO       EXERCISE     PRICE AT
NAME AND                        OPTIONS         EMPLOYEES         PRICE        GRANT       EXPIRATION
PRINCIPAL POSITION             GRANTED(2)       IN PERIOD       PER SHARE       DATE          DATE              5%             10%
------------------            -----------      -----------     ----------     ---------    -----------        -----           -----
Phil Roman
 Chairman...................       --              --               --             --           --                --            --
David Pritchard
 President and Chief
 Executive Officer..........  388,023             100%           $1.94          $1.94         2007           $473,410    $1,199,713
Jon F. Vein
 Senior Vice President......       --              --               --             --           --             --            --
Gregory Arsenault
 Senior Vice President......       --              --               --             --           --             --            --
Jacqueline Blum(3)
 Former Senior Vice
  President.................       --              --               --             --           --             --            --
------------------------

(1) The potential realizable value assumes a rate of annual compound stock price appreciation of 5% and 10% from the date the option was granted over the full option term. These assumed annual compound rates of stock price appreciation are mandated by the rules of the Commission and do not represent the Company's estimate or projection of future Common Stock prices.
(2) The securities underlying the options are shares of Common Stock. For a description of the terms pertaining to such options and other information relating thereto, see "--Stock Option Plan" and "--Employment Agreements."
(3) Ms. Blum resigned from her position with the Company effective April 1, 1998.

EMPLOYMENT AGREEMENTS

     The Company has entered into the following employment agreements with the Named Executive Officers:

     Mr. Roman. Mr. Roman currently serves as Chairman of the Board. Mr. Roman continues to earn a base salary equal to $325,000 per year pursuant to his employment agreement entered into on August 7, 1995. In the event the Company attains certain earnings goals, Mr. Roman is entitled to receive an additional $25,000 as base salary during the fourth year of employment and an additional $50,000 per year as base salary during the fifth year of employment.

     Mr. Roman is also entitled to an incentive bonus for each calendar year based on the relationship of earnings to earnings goals for such calendar year. In the event the Board and/or the Compensation Committee adopts a management bonus plan, Mr. Roman's employment agreement is expected to be amended to remove such incentive bonus provisions and Mr. Roman will become eligible to receive a bonus under the Company's management bonus plan. The Company is entitled to terminate Mr. Roman's agreement upon his death or disability or "for cause" (e.g., commission of a felony, gross negligence or material breach of his employment agreement).

     Mr. Pritchard. On August 22, 1997, Mr. Pritchard and the Company entered into an agreement summarizing the terms of Mr. Pritchard's employment by the Company. The initial term of Mr. Pritchard's employment commenced on September 15, 1997 and expires on September 14, 1999; however, the Company has three consecutive annual options to extend the term for additional 12-month periods. Mr. Pritchard's salary is $300,000 per year for the first two years, with increases for each optional term. The Company is entitled to terminate Mr. Pritchard's agreement "for cause," (e.g., conviction of a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance with respect to the Company, failure to adhere to the Board-approved business plan, or any other material breach of the agreement.) In the event of termination "without cause", Mr. Pritchard shall be entitled to continue to receive his compensation, subject to the Company's right to fully mitigate all salary obligations. Pursuant to the terms of Mr. Pritchard's agreement, the Company granted Mr. Pritchard options to purchase 388,023 shares of Common Stock under the Stock Option Plan in August 1997 and options for an additional 194,011 shares of Common Stock in January 1998. In addition, Mr. Roman has agreed to grant Mr. Pritchard options to purchase 388,023 shares of the Company's Common Stock subject to certain terms and conditions relating to Mr. Pritchard's employment.

     Mr. Vein. Effective August 4, 1997, Mr. Vein and the Company entered into an employment agreement that will expire on August 3, 1998. Pursuant to the terms of the agreement, Mr. Vein serves as a Senior Vice President of the Company, and the Company will pay Mr. Vein an annual base salary equal to $225,000. The Company is entitled to terminate Mr. Vein's agreement upon his death or disability, "for cause" (e.g., commission of a felony, gross negligence or material breach of his employment agreement) or "without cause" (reasons other than for his death or for cause). The Company paid Mr. Vein a one-time signing bonus of $25,000 upon execution of his employment agreement.

     Pursuant to the terms of Mr. Vein's employment agreement Mr. Vein is entitled to receive bonuses with respect to the project entitled "There Goes the Neighborhood," which is subject to a development-production agreement between the Company and Universal Pictures. Mr. Vein is also eligible to receive bonuses with respect to any additional feature length film projects intended for initial theatrical release which Mr. Vein initiates or sets up during his employment and which result in the commencement of principal photography or animation within three years of the date when a firm commitment is entered into for such project.

     Mr. Arsenault. On January 2, 1996, Mr. Arsenault and the Company entered into an employment agreement that expires on January 2, 1999, and may be extended at the Company's option for one additional year. Pursuant to the terms of the agreement, Mr. Arsenault shall serve as the Company's Senior Vice President--Finance and Administration and the Company will pay Mr. Arsenault a base salary equal to $160,160 during the first year of employment, $168,168 during the second year of employment and $176,576 during the third year of employment. If Mr. Arsenault's agreement is extended to include a fourth year of employment, Mr. Arsenault's base salary during such year will be $194,234.
At the end of each calendar year, Mr. Arsenault is eligible to receive a bonus in an amount determined by the Board of Directors. The Company is entitled to terminate Mr. Arsenault's agreement upon his death or disability, "for cause" (e.g., commission of a felony, gross negligence or material breach of his employment agreement) or "without cause" (reasons other than for his death or disability or for cause). Mr. Arsenault is entitled to terminate the agreement if Mr. Roman ceases to be President of the Company. Pursuant to the terms of Mr. Arsenault's agreement, the Company granted Mr. Arsenault options for the purchase of 43,750 shares of Common Stock at an exercise price of $8.00 per share.

     Ms. Blum. On December 15, 1995, Ms. Blum and the Company entered into an employment agreement that expired on January 1, 1998. In the first quarter of 1998, the Company decided to reduce its fixed overhead by outsourcing its licensing and merchandising activities. Therefore, the Company did not negotiate a new employment agreement with Ms. Blum. The Company and Ms. Blum entered into a short-term agreement for the continuation of her services, and Ms. Blum resigned from her position with the Company effective April 1, 1998.

     The following table relates to options exercised during fiscal year 1997 and options outstanding at December 31, 1997:

       AGGREGATED OPTION EXERCISES IN FISCAL YEAR ENDED DECEMBER 31, 1997
                        AND FISCAL YEAR END OPTION VALUES


                                                                   NUMBER OF SHARES           VALUE OF UNEXERCISED
                                                                UNDERLYING UNEXERCISED           "IN-THE-MONEY"
                                                                   OPTIONS AS OF                 OPTIONS AS OF
                                                                DECEMBER 31, 1997(#)        DECEMBER 31, 1997 ($)(1)
                                                                --------------------        ------------------------
NAME                                                      EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
----                                                      ------------   --------------   ------------   --------------
Phil Roman...................................                 25,000         100,000           $0               $0
David Pritchard..............................                     --         388,023            0                0
Jon F. Vein..................................                 25,000          37,500            0                0
Gregory Arsenault............................                 17,500          26,250            0                0
Jacqueline Blum(2)...........................                 17,500          26,250            0                0

__________________________
(1) Amounts would represent the difference between the aggregated exercise prices of unexercised options and the $1.69 closing sale price of the Common Stock on the Nasdaq National Market on December 31, 1997.
(2) Ms. Blum has resigned her position with the Company effective April 1, 1998.

                         COMPENSATION COMMITTEE REPORT

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     As of the date of the Compensation Committee Report, April 13, 1998, the Compensation Committee of the Board of Directors was comprised of Mr. Dern and Dr. Draper. Dr. Draper chaired, and continues to chair, the Compensation Committee. No executive officer of the Company either served in 1997 or now serves as a member of the Board of Directors or compensation committee of any entity which has one or more executive officers who serve on the Board or are members of the Compensation Committee. Mr. Dern provides legal services to the Company on an ongoing basis and Dr. Draper provided independent financial consulting services to the Company during 1997. Each of Mr. Dern and Dr. Draper received customary fees for such services. See "Certain Transactions."

REPORT ON ANNUAL COMPENSATION OF EXECUTIVE OFFICERS

     Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act or the Exchange Act, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following Compensation Committee Report on Executive Compensation and the Stock Performance Graph on Page 23 shall not be incorporated by reference into any such filings.

                                *  *  *  *  *  *

     In 1997, through the date of the Compensation Committee Report, April 13, 1998, the Compensation Committee of the Board of Directors served as an advisory committee to the Board and was responsible for reviewing the compensation of the senior management team and for making recommendations regarding compensation.

Compensation Philosophy

     The Compensation Committee's philosophy is to provide sufficient compensation to attract, motivate, and retain skilled management while linking that compensation to corporate performance and increases in stockholder wealth where possible.

     The Compensation Committee, with the assistance of the Chief Executive Officer, determines the compensation of the executive officers based on its evaluation of the Company's overall performance, primarily based on the Company's operating performance compared with the Company's operating plan, as well as various qualitative factors such as the extent to which the executive officer has contributed to forming a strong management team, the growth and development of proprietary and fee-for-services programming and other factors which the Compensation Committee believes are indicative of the Company's ongoing ability to achieve its long-term growth and profit objectives. With respect to each executive, the Compensation Committee focuses on that individual executive's areas of responsibility and his or her contribution toward achieving corporate objectives.

Compensation Program

     Consistent with achieving the Company's long-term objectives, executive compensation packages are generally comprised of two components--base compensation and stock options. The base compensation portion of the compensation package is determined by considering such factors as breadth of responsibility, areas of expertise and experience, and comparable compensation in the industry. During 1997, executive compensation information for entertainment companies was obtained from two independent sources by the Compensation Committee. As is the custom in the industry, most of the senior management team is under some form of employment contract with the Company. The stock option incentive portion of the compensation package has been implemented through the Company's Stock Option Plan. Each member of the senior management team has been granted options which are intended to provide each individual with a strong economic interest in the appreciation of the stock price. The Stock Option Plan permits the Board of Directors to grant options to other key employees to provide similar incentives. A number of key employees have been granted such options. While the Compensation Committee might consider performance bonuses in the event of exceptional contributions to enhance corporate performance, no such consideration was made in 1997.

     The 1997 base salary for Mr. Roman, Chairman, was $325,000. During the year, Mr. Pritchard was hired as the Company's new President and Chief Executive Officer with a base salary of $300,000. As further consideration in August 1997, Mr. Pritchard received a grant of options to purchase 388,023 shares of Common Stock and in January 1998, Mr. Pritchard received a grant of options to purchase 194,011 shares of Common Stock. All such options have an exercise price of the fair market value on date of grant and are exercisable in various installments over four years, depending on whether Mr. Pritchard remains as an employee of the Company during such time. In addition, Mr. Vein, Senior Vice President, executed a new employment contract (upon expiration of his previous employment agreement) with a base salary of $225,000 and a signing bonus of $25,000.

     To the extent readily determinable and as one of the factors in its consideration matters, the Compensation Committee considers the anticipated tax treatment of the Company and to its executives of various payments and benefits. Some types of compensation payments and their deductibility depend upon the timing of an executive's vesting or exercise of previously granted rights, qualification of the Compensation Committee and other reasons. Further, interpretations of and changes in the tax laws and other factors beyond the Compensation Committee's control also affect the deductibility of compensation. For these and other reasons, the Compensation Committee will not necessarily limit executive compensation to that amount deductible under Section 162(m) of the Internal Revenue Code of 1986, as amended. The Compensation Committee will consider various alternatives to preserving the deductibility of compensation payments and benefits to the extent reasonably practicable and to the extent consistent with its other compensation objectives.

     April 13, 1998

                              By the Compensation Committee

                              Dennis W. Draper, Chairman
                              Dixon Q. Dern

                            STOCK PERFORMANCE GRAPH

     Set forth below is a line graph comparing the total cumulative return of the Company's Common Stock since the Common Stock began trading on the Nasdaq National Market on October 1, 1996 in connection with its initial public offering through to December 31, 1997 to (a) the Standard & Poor's 500 Composite Index ("S&P 500 Index"), and (b) the Standard and Poor's Entertainment Index ("S&P Entertainment Index").

     The historical stock market performance of the Common Stock shown below is not necessarily indicative of future stock performance.


               COMPARISON OF 15 MONTH CUMULATIVE TOTAL RETURN*
                   AMONG FILM ROMAN, INC., THE S & P 500 INDEX
                       AND THE S & P ENTERTAINMENT INDEX

                        PERFORMANCE GRAPH APPEARS HERE


Measurement Period           FILM           S & P        S & P
(Fiscal Year Covered)        ROMAN, INC.    500 INDEX    ENTERTAINMENT
-------------------          -----------    ---------    -------------
Measurement Pt-  10/1/96     $100           $100         $100
FYE 12/96                    $ 76           $108         $104
FYE 03/97                    $ 20           $111         $110
FYE 06/97                    $ 18           $131         $119
FYE 09/97                    $ 21           $140         $125
FYE 12/97                    $ 17           $144         $152


* ASSUMES $100 WAS INVESTED ON OCTOBER 1, 1996 IN STOCK OR ON SEPTEMBER 30, 1996 IN INDEX AND ASSUMES REINVESTMENT OF DIVIDENDS.


     The Stock Performance Graph above shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act or under the Exchange Act, except to the extent the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such Acts.

                              CERTAIN TRANSACTIONS

     Mr. Dern provides legal services to the Company on a regular basis and receives customary fees for such services. In 1997, Mr. Dern's firm was paid approximately $135,000 for such services. Dr. Draper provided consulting services to the Company on a regular basis in 1997 and received customary fees of $145,000 for such services.

                               OTHER INFORMATION
OTHER MATTERS AT THE MEETING

     The Board of Directors does not know of any matters to be presented at the Annual Meeting other than those mentioned in this Proxy Statement. If any other matters are properly brought before the Annual Meeting, it is intended that the proxies will be voted in accordance with the best judgment of the person or persons voting such proxies.

STOCKHOLDER PROPOSALS FOR 1999 ANNUAL MEETING

     Any stockholder who meets the requirements of the proxy rules under the Exchange Act may submit to the Board of Directors proposals to be considered for submission to the stockholders at the 1999 Annual Meeting of Stockholders. Any such proposal must comply with the requirements of Rule 14a-8 under the Exchange Act and be submitted in writing by notice delivered or mailed by first-class United States mail, postage prepaid, to the Corporate Secretary, Film Roman, Inc., 12020 Chandler Boulevard, Suite 200, North Hollywood, California 91607 and must be received no later than January 4, 1999. Any such notice shall set forth: (a) the name and address of the stockholder and the text of the proposal to be introduced; (b) the number of shares of stock held of record, owned beneficially and represented by proxy by such stockholder as of the date of such notice; and (c) a representation that the stockholder intends to appear in person or by proxy at the meeting to introduce the proposal specified in the notice. The chairman of the meeting may refuse to acknowledge the introduction of any stockholder proposal not made in compliance with the foregoing procedures. In addition, the Company's Bylaws provide for notice procedures to recommend a person for nomination as a director and to propose business to be considered by stockholders at a meeting.

                              By Order of the Board of Directors

                              Dixon Q. Dern
                              Secretary

North Hollywood, California
April 29, 1998

                                FIRST AMENDMENT
                                       TO
                             1996 STOCK OPTION PLAN
                                       OF
                                FILM ROMAN, INC.


     WHEREAS, Film Roman, Inc. (hereinafter the "Company"), a Delaware corporation, maintains the 1996 Stock Option Plan of the Company, effective as of September 9, 1996; (hereinafter the "Plan"); and

     WHEREAS, pursuant to Section 13.1 of the Plan, the Board of Directors of the Company (hereinafter the "Board") may amend the Plan from time to time;

     NOW THEREFORE, BE IT RESOLVED, that the Plan be amended as follows, effective June 16, 1998.

     1.   Section 3 shall be amended and restated in its entirety as follows:

     The shares to be issued under the Plan shall consist of the Company's authorized but unissued Common Stock. Subject to adjustment as provided in Paragraph 12 hereof, the aggregate number of shares of Common Stock which may be issued upon exercise of all Options granted under the Plan shall not exceed 1,750,000 shares of which no more than 325,000 may be issued or sold to non-employee directors. If any Option granted under the Plan shall expire or terminate for any reason, without having been exercised in full, the unpurchased shares of Common Stock subject to such Option shall again be available for new Options to be granted under the Plan.

     2.   Section 4.4 shall be amended and restated in its entirety as follows:

     The maximum number of shares of Common Stock with respect to which Options may be granted to any single Participant under the Plan during any calendar year shall not exceed an aggregate of 700,000 shares, provided that if any such Options expire, are repriced, or are canceled they shall, solely to the extent required by Section 162(m) of the Code, be counted against this limitation.


     RESOLVED FURTHER, that this First Amendment to the Plan shall be presented to the stockholders of the Company for approval at the Annual Meeting to be held on June 16, 1998.

--------------------------------------------------------------------------------

                                                                      PROXY CARD

                                FILM ROMAN, INC.

              12020 CHANDLER BOULEVARD, NORTH HOLLYWOOD, CA 91607

                     PROXY SOLICITED BY BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF STOCKHOLDERS--JUNE 16, 1998

  Phil Roman and Dixon Q. Dern (the "Proxy Holders"), or any of them, each with the power of substitution, hereby are authorized to represent the undersigned, with all powers which the undersigned would possess if personally present, to vote the shares of Film Roman, Inc. Common Stock of the undersigned at the Annual Meeting of Stockholders of Film Roman, Inc., (the "Company") to be held at the Sheraton Universal Hotel, 333 Universal Terrace Parkway, Universal City, California 91608, at 10:30 A.M., Pacific time, on Tuesday, June 16, 1998, and at any adjournments or postponements of that meeting upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other business that may properly come before the meeting.

  You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors' recommendations. PLEASE MARK, SIGN AND DATE THE REVERSE SIDE AND MAIL PROMPTLY IN THE ENCLOSED ENVELOPE.

                            Change of Address:
                            ---------------------------------------------------

                            ---------------------------------------------------

                            ---------------------------------------------------
                            (If you have written in the above space, please mark the corresponding box on the reverse side of this card.)

                                            [SEE REVERSE SIDE]

    PLEASE MARK, SIGN, DATE AND RETURN PROMPTLY USING THE ENCLOSED ENVELOPE.

--------------------------------------------------------------------------------
[X]  PLEASE MARK YOUR
     VOTES AS IN THIS
     EXAMPLE.

1. To elect two directors to hold office until the Annual Meeting of Stockholders in the year 2001.

     To withhold authority to vote for any individual nominee, write that nominee's name on the space provided below.

          FOR      NOMINEE: Dennis W. Draper
          [_]               Peter Mainstain

_____________________________________________________________________________
[_] Please indicate if a change of address was given on the reverse side.

2.  To approve the Company's 1996 Stock Option Plan, as Amended.

          FOR      AGAINST        ABSTAIN
          [_]        [_]            [_]

3. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the year ending December 31, 1998.

          FOR      AGAINST        ABSTAIN
          [_]        [_]            [_]

In their discretion, the Proxy Holders are authorized to vote upon such other matters as may properly come before the Annual Meeting of Stockholders and at any adjournments or postponements thereof. The Board of Directors at present knows of no other business to be presented by or on behalf of the Company or the Board of Directors at the Annual Meeting of Stockholders.

This Proxy Card will be voted as specified or, if no choice is specified, will be voted FOR the election of the named nominees for director, FOR the Company's 1996 Stock Option Plan, as Amended, and FOR ratification of the selection of Ernst & Young LLP as the independent auditors of the Company for the year ending December 31, 1998. The Board of Directors recommends a vote FOR election of the nominees for director and FOR proposals 2 and 3.

As of the date hereof, the undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders to be held June 16, 1998, the accompanying Proxy Statement and the accompanying Annual Report of the Company for the year ended December 31, 1997.

Signature(s): ________________________________________ Date: ___________________

Signature(s): ________________________________________ Date: ___________________

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS HEREON. IF THE STOCK IS REGISTERED IN THE NAMES OF TWO OR MORE PERSONS, EACH SHOULD SIGN. EXECUTORS, ADMINISTRATORS, TRUSTEES, GUARDIANS AND ATTORNEYS-IN-FACT SHOULD ADD THEIR TITLES. IF SIGNER IS A CORPORATION, PLEASE GIVE FULL CORPORATE NAME AND HAVE A DULY AUTHORIZED OFFICER SIGN, STATING TITLE.
       IF SIGNER IS A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY
       AUTHORIZED PERSON.
--------------------------------------------------------------------------------